EXHIBIT 99.1

                              LETTER OF TRANSMITTAL

                          WITH RESPECT TO THE TENDER OF
                        OUTSTANDING 6 1/2% NOTES DUE 2013
                                 IN EXCHANGE FOR
                              6 1/2% NOTES DUE 2013
           WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933
                                       OF
                              BOWATER INCORPORATED

                 PURSUANT TO THE PROSPECTUS DATED AUGUST , 2003

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THE EXCHANGE  OFFER WILL EXPIRE AT 5:00 P.M. NEW YORK CITY TIME,  ON SEPTEMBER ,
2003 UNLESS EXTENDED (SUCH TIME AND DATE, AS THE SAME MAY BE EXTENDED FROM TIME TO TIME, THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.
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                             The exchange agent is:
                              THE BANK OF NEW YORK

     By Registered or            By Facsimile:                 By Hand or
      Certified Mail:           (212) 298-1915             Overnight Courier:
   The Bank of New York                                   The Bank of New York
Corporate Trust Operations   Confirm by Telephone:    Corporate Trust Operations
    Reorganization Unit         (212) 815-3750             Reorganization Unit
  101 Barclay Street, 7E                                    101 Barclay Street,
 New York, New York 10286                                       Lobby Window
   Attention: Kin Lau 7E                               New York, New York  10286
                                                        Attention:  Kin Lau 7E

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION TO A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE VALID DELIVERY TO THE EXCHANGE AGENT.

The  instructions  set  forth  in this  Letter  of  Transmittal  should  be read carefully before this Letter of Transmittal is completed. The undersigned acknowledges that he or she has received and reviewed the prospectus, dated August , 2003 (the "Prospectus"), of Bowater Incorporated, a Delaware corporation ("Bowater" or the "Company"), and this Letter of Transmittal (the "Letter of Transmittal"), which together constitute the Company's offer (the "Exchange Offer") to exchange $1,000 principal amount of its 6 1/2% Notes due 2013 (the "Exchange Notes") that have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for each $1,000 principal amount of its outstanding 6 1/2% Notes due 2013 (the "Original Notes"). Recipients of the Prospectus should read the requirements described in the Prospectus with respect to eligibility to participate in the Exchange Offer. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE CHECKING ANY BOX BELOW.

This Letter of Transmittal is to be used by a holder of Original Notes:

>> if certificates representing tendered Original Notes are to be forwarded herewith, or
>> if a tender is made pursuant to the guaranteed delivery procedures in the section of the Prospectus entitled "The Exchange Offer--Procedures for Tendering Original Notes."

Holders that are tendering by book-entry transfer to the exchange agent's account at DTC can execute the tender through ATOP for which the Exchange Offer will be eligible and need not complete this Letter of Transmittal. DTC participants that are accepting the Exchange Offer must transmit their acceptance to DTC which will verify the acceptance and execute a book-entry delivery to the exchange agent's account at DTC. DTC will then send an agent's message forming part of a book-entry transfer in which the participant agrees to be bound by the terms of the Letter of Transmittal (an "Agent's Message") to the exchange agent for its acceptance. Transmission of the Agent's Message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent's Message.

In order to properly complete this Letter of Transmittal, a holder of Original Notes must:

>>     complete the box entitled, "Description of Original Notes Tendered";
>> if appropriate, check and complete the boxes relating to book-entry transfer, guaranteed delivery, Special Issuance Instructions and Special Delivery Instructions;
>>     sign the Letter of Transmittal  by  completing  the  box  entitled  "Sign
       Here"; and
>>     complete the Substitute Form W-9.

Each holder of Original Notes should carefully read the detailed instructions below prior to completing the Letter of Transmittal.

Holders of Original Notes who desire to tender their Original Notes for exchange and whose Original Notes are not immediately available or who cannot deliver their Original Notes, this Letter of Transmittal and all other documents required hereby to the exchange agent or complete the procedures for book-entry transfer on or prior to the Expiration Date, must tender the Original Notes pursuant to the guaranteed delivery procedures set forth in the section of Prospectus entitled "The Exchange Offer--Procedures for Tendering Original Notes." See Instruction 2. Delivery of documents to DTC does not constitute delivery to the exchange agent. In order to ensure participation in the Exchange Offer, Original Notes must be properly tendered to the exchange agent prior to the Expiration Date.

Holders of Original Notes who wish to tender their Original Notes for exchange must complete columns (1) through (3) in box below entitled "Description of Original Notes Tendered," and sign below under the heading "Sign Here." If only those columns are completed, such holder of Original Notes will have tendered for exchange all Original Notes listed in column (3) below. If the holder of Original Notes wishes to tender for exchange less than all of such Original Notes, column (4) must be completed in full. In such case, such holder of Original Notes should refer to Instruction 5.

The Exchange Offer may be extended, terminated or amended, as provided in the Prospectus. During any such extension of the Exchange Offer, all Original Notes previously tendered and not withdrawn pursuant to the Exchange Offer will remain subject to such Exchange Offer unless properly withdrawn. The Exchange Offer is scheduled to expire at 5:00 p.m., New York City time, on September , 2003, unless extended by Bowater.

The undersigned hereby tenders for exchange the Original Notes described in the box entitled "Description of Original Notes Tendered" below pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal.


-----------------------------------------------------------------------------------------------------------------------------
                                           DESCRIPTION OF ORIGINAL NOTES TENDERED
-----------------------------------------------------------------------------------------------------------------------------
                                                                                              (3)
                                                                                           AGGREGATE               (4)
                                                                                           PRINCIPAL            PRINCIPAL
                            (1)                                         (2)                 AMOUNT               AMOUNT
 NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                     CERTIFICATE          REPRESENTED BY       TENDERED FOR
               (PLEASE FILL IN, IF BLANK)                             NUMBER(S)          CERTIFICATE(S)(A)      EXCHANGE(B)
-----------------------------------------------------------------------------------------------------------------------------

                                                                 ------------------------------------------------------------

                                                                 ------------------------------------------------------------

                                                                 ------------------------------------------------------------

                                                                 ------------------------------------------------------------

                                                                 ------------------------------------------------------------

                                                                 ------------------------------------------------------------

                                                                 ------------------------------------------------------------
                                                                 TOTAL PRINCIPAL
                                                                 AMOUNT TENDERED
-----------------------------------------------------------------------------------------------------------------------------

(a) Unless otherwise indicated in column (4), any tendering holder will be deemed to have tendered the entire principal amount represented by the Original Notes indicated in column (3). See Instruction 5.
(b) The minimum permitted tender is $1,000 in principal amount of Original Notes. All other tenders must be integral multiples of $1,000.

|_|  CHECK HERE IF TENDERED ORIGINAL NOTES ARE ENCLOSED HEREWITH.

|_| CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

     Name(s) of Registered Holder(s)

     Window Ticket Number (if any)
                                   --------------------------------------------------------------------------------------

     Date of Execution of Notice of Guaranteed Delivery
                                                        -----------------------------------------------------------------

     Name of Institution that Guaranteed Delivery
                                                  -----------------------------------------------------------------------

|_| CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Only registered holders are entitled to tender their Original Notes for exchange in the Exchange Offer. Any financial institution that is a participant in DTC's system and whose name appears on a security position listing as the record owner of the Original Notes and who wishes to make book-entry delivery of Original Notes as described above must complete and execute a participant's letter (which will be distributed to participants by DTC) instructing DTC's nominee to tender such Original Notes for exchange. Persons who are beneficial owners of Original Notes but are not registered holders and who seek to tender Original Notes should:

>> contact the registered holder of such Original Notes and instruct such registered holder to tender on his or her behalf;
>> obtain and include with this Letter of Transmittal, Original Notes properly endorsed for transfer by the registered holder or accompanied by a properly completed bond power from the registered holder, with signatures on the endorsement or bond power guaranteed by a firm that is a member of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., a commercial bank or trading company having an office in the United States or certain other eligible guarantors (each, an "Eligible Institution"); or
>> effect a record transfer of such Original Notes from the registered holder to such beneficial owner and comply with the requirements applicable to registered holders for tendering Original Notes prior to the Expiration Date.

See the section entitled "The Exchange Offer--Procedures for Tendering Original Notes" in the Prospectus.

                       SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to Bowater for exchange the Original Notes indicated above. Subject to, and effective upon, acceptance for exchange of the Original Notes tendered herewith, the undersigned hereby sells, assigns, transfers and exchanges to Bowater all right, title and interest in and to all such Original Notes tendered for exchange hereby. The undersigned hereby irrevocably constitutes and appoints the exchange agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the exchange agent also acts as agent of Bowater) with respect to such Original Notes, with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to:

>> deliver certificates representing such Original Notes, or transfer ownership of such Original Notes on the account books maintained by DTC, together, in each such case, with all accompanying evidences of transfer and authenticity to Bowater;
>> present and deliver such Original Notes for transfer on the books of Bowater; and
>> receive all benefits or otherwise exercise all rights and incidents of beneficial ownership of such Original Notes, all in accordance with the terms of the Exchange Offer.

Any holder of Original Notes who is an "affiliate" (as defined in Rule 405 under the Securities Act) of Bowater, who intends to participate in the Exchange Offer for the purpose of distributing the Exchange Notes, or who is a broker-dealer who purchased Original Notes from Bowater to resell pursuant to Rule 144A or any other available exemption under the Securities Act:

>> will not be able to rely on the position of the staff of the Securities and Exchange Commission (the "Commission") enunciated in its series of interpretive "no-action" letters with respect to exchange offers; and

>> must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any sale or transfer of the Original Notes unless such sale or transfer is made pursuant to an exemption from these requirements.

By tendering, each holder of Original Notes represents and warrants that:

>> the holder is not an "affiliate" (as defined in Rule 405 under the Securities Act) of Bowater or, if the holder is an affiliate of Bowater, the holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable;
>> any Exchange Notes to be received by the holder in the Exchange Offer will be acquired in the ordinary course of the holder's business;
>> the holder has no arrangement or understanding with any person to participate in the distribution of the Exchange Notes in violation of the provisions of the Securities Act;
>> if the holder is not a broker-dealer, the holder is not engaged in, and does not intend to engage in, a distribution of Exchange Notes; and
>> the holder has full power and authority to transfer its Original Notes in exchange for any Exchange Notes to be received by the holder, and Bowater will acquire good and unencumbered title to the Original Notes the holder exchanges, free and clear of any liens, restrictions, charges, encumbrances and adverse claims.

In addition, any holder of Original Notes who tenders and who is a broker-dealer who acquired Original Notes for its own account as a result of market-making or other trading activities acknowledges to Bowater that it must deliver a prospectus meeting the requirements of the Securities Act in connection with any resales of Exchange Notes. The SEC has taken the position that participating broker-dealers may fulfill their prospectus delivery requirements with respect to exchange notes, other than a resale of an unsold allotment from the original sale of notes, with the Prospectus contained in an exchange offer registration statement. Under the Registration Rights Agreement with the initial purchasers of the Original Notes, Bowater is required to allow participating broker-dealers and other persons, if any, subject to similar prospectus delivery requirements to use the Prospectus contained in the Exchange Offer Registration Statement in connection with the resale of the Exchange Notes.

By tendering, each holder of Original Notes also warrants that it will, upon request, execute and deliver any additional documents deemed by the exchange agent or Bowater to be necessary or desirable to complete the exchange, assignment and transfer of tendered Original Notes or transfer ownership of such Original Notes on the account books maintained by the book-entry transfer facility. Each holder of Original Notes further agrees that acceptance of any tendered Original Notes by Bowater and the issuance of Exchange Notes in exchange therefor shall constitute performance in full by Bowater of its obligations under the Registration Rights Agreement.

If the undersigned is a broker-dealer holding Original Notes that were acquired for its own account as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of Exchange Notes received in respect of such Original Notes pursuant to the Exchange Offer; however, by so acknowledging and by delivering a prospectus in connection with the exchange of Original Notes, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

By its acceptance of the Exchange Offer, any broker-dealer that receives Exchange Notes pursuant to the Exchange Offer agrees to notify Bowater before using the Prospectus pertaining to the Exchange Offer (the "Prospectus") in connection with the sale or transfer of Exchange Notes. The broker-dealer further acknowledges and agrees that, upon receipt of notice from Bowater of the happening of any event which:

>> makes any statement in the Prospectus, the registration statement containing the Prospectus or any document incorporated by reference in the registration statement untrue in any material respect;

>> requires the making of any changes in the Prospectus to make the statements in the Prospectus, the registration statement containing the Prospectus or any document incorporated by reference in the registration statement not misleading; or

>> may impose upon Bowater disclosure obligations that may have a material adverse effect on Bowater,

which notice Bowater agrees to deliver promptly to the broker-dealer, the broker-dealer will suspend use of the Prospectus until Bowater has notified the broker-dealer that delivery of the Prospectus may resume and has furnished copies of any amendment or supplement to the Prospectus to the broker-dealer.

In addition, to comply with the securities laws of various jurisdictions, if applicable, the Exchange Notes may not be offered or sold unless they have been registered or qualified for sale in the jurisdiction or an exemption from registration or qualification is available and is complied with. Bowater agreed with the initial purchasers of the Original Notes, pursuant to the Registration Rights Agreement and subject to specified limitations therein, to use its reasonable best efforts to register or qualify the Exchange Notes for offer or sale under the securities or blue sky laws of such jurisdictions within the United States as any of certain limited classes of holders of the Exchange Notes may reasonably request. Such registration or qualification may require the imposition of restrictions or conditions, including suitability requirements for offerees or purchasers, in connection with the offer or sale of any Exchange Notes.

All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy, and personal and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Original Notes properly tendered may be withdrawn at any time prior to the Expiration Date in accordance with the terms of this Letter of Transmittal.

The Exchange Offer is subject to certain conditions, each of which may be waived or modified by Bowater, in whole or in part, at any time and from time to time, as described in the Prospectus under the caption "The Exchange Offer--Conditions to the Exchange Offer." The undersigned recognizes that as a result of such conditions Bowater may not be required to accept for exchange, or to issue

Exchange Notes in exchange for, any of the Original Notes properly tendered hereby. In such event, the tendered Original Notes not accepted for exchange will be returned to the undersigned without cost to the undersigned at the address shown below the undersigned's signature(s) unless otherwise indicated under the subsection entitled "Special Issuance Instructions" below.

Unless otherwise indicated under the subsection entitled "Special Issuance Instructions" below, please return any certificates representing Original Notes not tendered or not accepted for exchange in the name(s) of the holder(s) appearing under the subsection entitled "Description of Original Notes Tendered." Similarly, unless otherwise indicated under the subsection entitled "Special Delivery Instructions," please mail any certificates representing
Original Notes not tendered or not accepted for exchange (and accompanying documents, as appropriate) to the address(es) of the holder(s) appearing under the subsection entitled "Description of Original Notes Tendered." In the event that both the "Special Issuance Instructions" and the "Special Delivery Instructions" are completed, please issue the certificates representing the Exchange Notes issued in exchange for the Original Notes accepted for exchange in the name(s) of, and return any Original Notes not tendered or not accepted for exchange to, the person or persons so indicated. Unless otherwise indicated under the subsection entitled "Special Issuance Instructions," in the case of a book-entry delivery of Original Notes, please credit the account maintained at DTC with any Original Notes not tendered or not accepted for exchange. The undersigned recognizes that Bowater does not have any obligation pursuant to the Special Issuance Instructions to transfer any Original Notes from the name of the holder thereof if Bowater does not accept for exchange any of the Original Notes so tendered or if such transfer would not be in compliance with any transfer restrictions applicable to such Original Notes.

                          SPECIAL ISSUANCE INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 6, 7 AND 8)

To be completed ONLY if (i) Exchange Notes issued for Original Notes, certificates for Original Notes in a principal amount not exchanged for Exchange Notes, or Original Notes (if any) not tendered for exchange are to be issued in the name of someone other than the undersigned, or (ii) Original Notes tendered by book-entry transfer which are not exchanged are to be returned by credit to an account maintained at DTC other than the account indicated above.

Issue to:

Name:
      --------------------------------------------------------------------------
                             (Please Print or Type)
Address:
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              (Including Zip Code)

--------------------------------------------------------------------------------
                 (Tax Identification or Social Security Number)

Credit Original Notes not exchanged and delivered by book-entry transfer to the DTC account set forth below:


--------------------------------------------------------------------------------
                                (Account Number)



                          SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 6, 7 AND 8)

To be completed ONLY if the Exchange Notes issued for Original Notes, certificates for Original Notes in a principal amount not exchanged for Exchange Notes, or Original Notes (if any) not tendered for exchange are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown above.
Deliver Exchange Notes and/or Original Notes to:

Name:
      --------------------------------------------------------------------------
                             (Please Print or Type)
Address:
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              (Including Zip Code)

--------------------------------------------------------------------------------
                 (Tax Identification or Social Security Number)

                                    SIGN HERE
               TO TENDER YOUR ORIGINAL NOTES IN THE EXCHANGE OFFER
                   (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                   Signature(s) of holder(s) of Original Notes

Dated:
       ----------------------------

(Must be signed by the registered holder(s) of Original Notes exactly as name(s) appear(s) on certificate(s) representing the Original Notes or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 6.)

Capacity (full title)
                      ----------------------------------------------------------
Name(s)
         -----------------------------------------------------------------------
                                (Please Print)
Address
         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------


         -----------------------------------------------------------------------
                               (Include Zip Code)

Area Code and Telephone Number   (        )
                                 -----------------------------------------------

Tax Identification or Social Security Number
                                             -----------------------------------

                            GUARANTEE OF SIGNATURE(S)
        (FINANCIAL INSTITUTIONS: PLACE MEDALLION GUARANTEE IN SPACE BELOW
                      IF REQUIRED SEE INSTRUCTIONS 1 AND 6)

Authorized Signature
                      ----------------------------------------------------------

Name
      --------------------------------------------------------------------------
                                 (Please Print)
Title
      --------------------------------------------------------------------------

Name of Firm
            --------------------------------------------------------------------

Address
            --------------------------------------------------------------------

            --------------------------------------------------------------------

            --------------------------------------------------------------------
                               (Include Zip Code)

Area Code and Telephone Number (        )
                               -------------------------------------------------

Date
     ---------------------------------------------------------------------------

              IMPORTANT: COMPLETE AND SIGN THE SUBSTITUTE FORM W-9
                          IN THIS LETTER OF TRANSMITTAL
                                  INSTRUCTIONS
         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1. GUARANTEE OF SIGNATURES. Signatures on this Letter of Transmittal need not be guaranteed if the Original Notes tendered hereby are tendered:

>> by the registered holder(s) of Original Notes thereof, unless such holder has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above; or
>> to the account of a bank, broker, dealer, credit union, savings association, clearing agency or other institution that is a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Exchange Act, each an "Eligible Institution".

In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. Persons who are beneficial owners of Original Notes but are not the registered holder(s) and who seek to tender Original Notes for exchange should:

>> contact the registered holder(s) of such Original Notes and instruct such registered holder(s) to tender on such beneficial owner's behalf;
>> obtain and include with this Letter of Transmittal, Original Notes properly endorsed for transfer by the registered holder(s) or accompanied by a properly completed bond power from the registered holder(s) with signatures on the endorsement or bond power guaranteed by an Eligible Institution; or
>> effect a record transfer of such Original Notes from the registered holder(s) to such beneficial owner and comply with the requirements applicable to registered holder(s) for tendering Original Notes for exchange prior to the Expiration Date. See Instruction 6.

2. DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES FOR ORIGINAL NOTES OR BOOK-ENTRY CONFIRMATIONS; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be completed by registered holder(s) if certificates representing Original Notes are to be forwarded herewith. All physically delivered Original Notes, as well as a properly completed and duly executed
Letter of Transmittal (or manually signed facsimile thereof) and any other required documents, must be received by the exchange agent at its address set forth on the cover of this Letter of Transmittal prior to the Expiration Date or the tendering holder must comply with the guaranteed delivery procedures set forth below. Delivery of the documents to DTC does not constitute delivery to the exchange agent.

The method of delivery of this Letter of Transmittal, Original Notes and all other required documents to the exchange agent is at the election and risk of the holder thereof. If such delivery is by mail, it is suggested that holders use properly insured registered mail, return receipt requested, and that the mailing be sufficiently in advance of the Expiration Date to permit delivery to the exchange agent prior to such date. Except as otherwise provided below, the delivery will be deemed made when actually received or confirmed by the exchange agent. This Letter of Transmittal and Original Notes tendered for exchange should be sent only to the exchange agent, not to Bowater.

A holder who desires to tender Original Notes for exchange and who cannot comply with the procedures set forth herein for a tender on a timely basis or whose Original Notes are not immediately available must comply with the guaranteed delivery procedures described below.

If holders desire to tender Original Notes for exchange pursuant to the Exchange Offer and:

>> certificates representing such Original Notes are not lost but are not immediately available;

>> time will not permit this Letter of Transmittal, certificates representing Original Notes or other required documents to reach the exchange agent prior to the Expiration Date; or
>> the procedures for book-entry transfer cannot be completed prior to the Expiration Date,

such holder may effect a tender of Original Notes for exchange in accordance with the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering Original Notes."

Pursuant to the guaranteed delivery procedures:

>> such tender must be made by or through an Eligible Institution (defined as an institution that is a recognized member in good standing of a Medallion Signature Guarantee Program recognized by the exchange agent, i.e., the Securities Transfer Agent's Medallion Program, the Stock Exchange's Medallion Program or the New York Stock Exchange's Medallion Signature Program);

>> prior to the Expiration Date, the exchange agent must have received from such Eligible Institution, at one of the addresses of the exchange agent set forth herein, a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile, mail or hand delivery) substantially in the form provided by Bowater setting forth the name(s) and address(es) of the registered holder(s) of such Original Notes, the certificate number(s) and the principal amount of Original Notes being tendered for exchange and stating that the tender is being made thereby and guaranteeing that, within three (3) New York Stock Exchange trading days after the Expiration Date, a properly completed and duly executed Letter of Transmittal, or a facsimile thereof, together with certificates representing the Original Notes (or confirmation of book-entry transfer of such Original Notes into the exchange agent's account with DTC and an Agent's Message) and any other documents required by this Letter of Transmittal and the instructions hereto, will be deposited by such Eligible Institution with the exchange agent; and

>> this Letter of Transmittal or a facsimile thereof, properly completed together with duly executed certificates for all physically delivered Original Notes in proper form for transfer (or confirmation of book-entry transfer of such Original Notes into the exchange agent's account with DTC as described above) and all other required documents must be received by the exchange agent within three (3) New York Stock Exchange trading days after the date of the Notice of Guaranteed Delivery.

All tendering holders, by execution of this Letter of Transmittal, waive any right to receive any notice of the acceptance of their Original Notes for exchange.

3. INADEQUATE SPACE. If the space provided in the box entitled "Description of Original Notes Tendered" above is inadequate, the certificate numbers and principal amounts of Original Notes tendered should be listed on a separate signed schedule affixed hereto.

4. WITHDRAWAL OF TENDERS. A tender of Original Notes may be withdrawn at any time prior to the Expiration Date by delivery of written or facsimile (receipt confirmed by telephone) notice of withdrawal to the exchange agent at the address set forth on the cover of this Letter of Transmittal. To be effective, a notice of withdrawal must:

>> specify the name of the person having tendered the Original Notes to be withdrawn (the "Depositor");
>> identify the Original Notes to be withdrawn (including the certificate number or numbers and principal amount of such Original Notes);
>>     specify the principal amount of Original Notes to be withdrawn;
>> include a statement that such holder is withdrawing his election to have such Original Notes exchanged;
>> be signed by the holder in the same manner as the original signature on the Letter of Transmittal by which such Original Notes were tendered or as otherwise described above (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the trustee under the Indenture register the transfer of such Original Notes into the name of the person withdrawing the tender; and
>> specify the name in which any such Original Notes are to be registered, if different from that of the Depositor.

The exchange agent will return the properly withdrawn Original Notes promptly following receipt of notice of withdrawal. If Original Notes have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at the book-entry transfer facility to be credited with the withdrawn Original Notes or otherwise comply with the book-entry transfer facility procedure. All questions as to the validity of notices of withdrawals, including time of receipt, will be determined by Bowater, in its sole discretion, and such determination will be final and binding on all parties.

Any Original Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Original Notes which have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder (or, in the case of Original Notes tendered by book-entry transfer into the exchange agent's account at the book-entry transfer facility pursuant to the book-entry transfer procedures described above, such Original Notes will be credited to an account with such book-entry transfer facility specified by the holder) as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Original Notes may be retendered by following one of the procedures described under the caption "The Exchange Offer--Procedures for Tendering Original Notes" in the Prospectus at any time prior to the Expiration Date.

5. PARTIAL TENDERS (NOT APPLICABLE TO HOLDERS OF ORIGINAL NOTES WHO TENDER BY BOOK-ENTRY TRANSFER). Tenders of Original Notes will be accepted only in integral multiples of $1,000 principal amount. If a tender for exchange is to be made with respect to less than the entire principal amount of any Original Notes, fill in the principal amount of Original Notes which are tendered for exchange in column (4) of the box entitled "Description of Original Notes Tendered," as more fully described in the footnotes thereto. In the case of a partial tender for exchange, a new certificate, in fully registered form, for the remainder of the principal amount of the Original Notes, will be sent to the holders of Original Notes unless otherwise indicated in the boxes entitled "Special Issuance Instructions" or "Special Delivery Instructions" above, as soon as practicable after the expiration or termination of the Exchange Offer.

6. SIGNATURES ON THIS LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the holder(s) of the Original Notes tendered for exchange hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

If any of the Original Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any tendered Original Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary or required documents as there are names in which certificates are held.

If this Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to Bowater of its authority so to act must be submitted, unless waived by Bowater.

If this Letter of Transmittal is signed by the holder(s) of the Original Notes listed and transmitted hereby, no endorsements of certificates or separate bond powers are required unless certificates for Original Notes not tendered or not accepted for exchange are to be issued or returned in the name of a person other than for the holder(s) thereof. Signatures on such certificates must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Original Notes, the certificates representing such Original
Notes must be properly endorsed for transfer by the registered holder or be accompanied by a properly completed bond power from the registered holder, in either case signed by such registered holder(s) exactly as the name(s) of the registered holder(s) of the Original Notes appear(s) on the certificates. Signatures on the endorsement or bond power must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

7. TRANSFER TAXES. Except as set forth in this Instruction 7, Bowater will pay or cause to be paid all transfer taxes applicable to the exchange of Original Notes pursuant to the Exchange Offer. If, however, a transfer tax is imposed for any reason other than the exchange of Original Notes pursuant to the Exchange Offer, then the amount of any transfer taxes (whether imposed on the registered holder(s) or any other persons) will be payable by the tendering holder. If satisfactory evidence of the payment of such taxes or exemptions therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder, and the Exchange Notes need not be delivered until the transfer taxes are paid.

8. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If the Exchange Notes are to be issued or if any Original Notes not tendered or not accepted for exchange are to be issued or sent to a person other than the person(s) signing this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Holders of Original Notes tendering Original Notes by book-entry transfer may request that Original Notes not accepted for exchange be credited to such account maintained at DTC as such holder may designate.

9. IRREGULARITIES. All questions as to the validity, form, eligibility, including time of receipt, and acceptance of Original Notes tendered for exchange will be determined by Bowater in its sole discretion, which determination will be final and binding. Bowater reserves the absolute right to reject any and all tenders of any Original Notes not properly tendered and not to accept any Original Notes which acceptance might, in Bowater's judgment or the judgment of its counsel, be unlawful. Bowater also reserves the absolute right to waive any defects or irregularities or conditions of the Exchange Offer as to any Original Notes either before or after the Expiration Date, including the right to waive the ineligibility of any holder who seeks to tender Original Notes in the Exchange Offer. The interpretation of the terms and conditions of the Exchange Offer including the Letter of Transmittal and the instructions contained in the Letter of Transmittal, by Bowater will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Original Notes for exchange must be cured within such reasonable period of time as Bowater determines. Neither Bowater, the Exchange Agent nor any other person has any duty to give notification of any defect or irregularity with respect to any tender of Original Notes for exchange, nor will any of them incur any liability for failure to give such notification.

10. WAIVER OF CONDITIONS. To the extent permitted by applicable law, Bowater has the right to waive any and all conditions to the Exchange Offer as described under the subsection entitled "The Exchange Offer--Conditions to the Exchange Offer" in the Prospectus, and accept for exchange any Original Notes tendered.

11. TAX IDENTIFICATION NUMBER AND BACKUP WITHHOLDING. Federal income tax law generally requires that a holder of Original Notes whose tendered Original Notes are accepted for exchange, or such holder's assignee (in either case, the "Payee"), provide the exchange agent (the "Payor") with such Payee's correct Taxpayer Identification Number ("TIN"), which, in the case of a Payee who is an individual, is such Payee's social security number. If the Payor is not provided with the correct TIN or an adequate basis for an exemption, such Payee may be subject to a $50 penalty imposed by the Internal Revenue Service and backup withholding in an amount of 30% of the gross proceeds received pursuant to the Exchange Offer. If withholding results in an overpayment of taxes, a refund may be obtained.

To prevent backup withholding, each Payee must provide such Payee's correct TIN by completing the "Substitute Form W-9" set forth herein, certifying that the TIN provided is correct (or that such Payee is awaiting a TIN) and that:

>>     the Payee is exempt from backup withholding;
>> the Payee has not been notified by the Internal Revenue Service that such Payee is subject to backup withholding as a result of a failure to report all interest or dividends; or
>> the Internal Revenue Service has notified the Payee that such Payee is no longer subject to backup withholding.

If the Payee does not have a TIN, such Payee should consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for instructions on applying for a TIN, write "Applied For" in the space for the TIN in Part 1 of the Substitute Form W-9, and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set forth herein. If the Payee does not provide such Payee's TIN to the Payor within 60 days, backup withholding will begin and continue until such Payee furnishes such Payee's TIN to the Payor. Note: Writing "Applied For" on the form means that the Payee has already applied for a TIN or that such Payee intends to apply for one in the near future.

If Original Notes are held in more than one name or are not in the name of the actual owner, consult the W-9 Guidelines for information on which TIN to report.

Exempt Payees (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt Payee must enter its correct TIN in Part I of the Substitute Form W-9, write "Exempt" in Part 2 of such form and sign and date the form. See the W-9 Guidelines for additional instructions. In order for a nonresident alien or foreign entity to qualify as exempt, such person must submit a completed Form W-8BEN, "Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding," signed under penalty of perjury attesting to such exempt status. Such form may be obtained from the Payor.

12. MUTILATED, LOST, STOLEN OR DESTROYED ORIGINAL NOTES. Any holder of Original Notes whose Original Notes have been mutilated, lost, stolen or destroyed should contact the exchange agent at the address or telephone number set forth on the cover of this Letter of Transmittal for further instructions.

13. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance or for additional copies of the Prospectus, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the exchange agent at its address set forth on the cover of this Letter of Transmittal.

IMPORTANT -- This Letter of Transmittal, together with certificates for tendered Original Notes and all other required documents, with any required signature guarantees and all other required documents, must be received by the exchange agent prior to the Expiration Date.

------------------------------------------------------------------------------------------------------------

                                   PAYOR'S NAME:  THE BANK OF NEW YORK

------------------------------------------------------------------------------------------------------------
             SUBSTITUTE               Part 1--PLEASE  PROVIDE YOUR TIN IN
              FORM W-9                THE BOX AT RIGHT  AND  CERTIFY  BY
     Department of the Treasury       SIGNING AND DATING BELOW                   (Social Security Number)
      Internal Revenue Service                                                   -------------------------------


                                                                                 (Employer Identification Number)
                                                                                 --------------------------------


                                      ---------------------------------------------------------------------------
                                      Part  2--FOR  PAYEES  EXEMPT  FROM  BACKUP  WITHHOLDING  PLEASE  WRITE
                                      "EXEMPT" HERE (SEE INSTRUCTIONS)
                                      ---------------------------------------------------------------------------
                                      Part 3--CERTIFICATION:  UNDER PENALTIES OF PERJURY, I CERTIFY THAT (I) THE
                                      NUMBER SHOWN ON THIS FORM IS MY CORRECT TIN (OR I AM WAITING FOR A NUMBER
                                      TO BE ISSUED TO ME), (2) I AM NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE:
                                      (A) I AM EXEMPT FROM BACKUP WITHHOLDING, OR (B) I HAVE NOT BEEN NOTIFIED
                                      BY THE INTERNAL REVENUE SERVICE THE ("IRS") THAT I AM  SUBJECT TO BACKUP
                                      WITHHOLDING  AS A RESULT OF A  FAILURE  TO REPORT ALL INTEREST OR DIVIDENDS
    Payor's Request for               OR (C) THE IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO BACKUP
  Taxpayer Identification             WITHHOLDING AND (3) I AM A U.S. PERSON  (INCLUDING A U.S. RESIDENT ALIEN).
      Number ("TIN")
    and Certification

                                      THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION
                                      OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACK-UP
                                      WITHHOLDING.
-------------------------------------------------------------------------------------------------------------------

Signature                                                                          Date
          ----------------------------------------------------------------------        ---------------------------

You must cross out item (2) of Part 3 above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.


              YOU MUST COMPLETE THE FOLLOWING IF YOU WROTE "APPLIED
                   FOR" IN PART 1 OF THE SUBSTITUTE FORM W-9.

--------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

        I CERTIFY UNDER PENALTIES OF PERJURY THAT A TAXPAYER IDENTIFICATION NUMBER HAS NOT BEEN ISSUED TO ME, AND THAT I MAILED OR DELIVERED AN APPLICATION TO RECEIVE A TAXPAYER IDENTIFICATION NUMBER TO THE APPROPRIATE INTERNAL REVENUE SERVICE CENTER OR SOCIAL SECURITY ADMINISTRATION OFFICE (OR I INTEND TO MAIL OR DELIVER AN APPLICATION IN THE NEAR FUTURE). I UNDERSTAND THAT IF I DO NOT PROVIDE A TAXPAYER IDENTIFICATION NUMBER TO THE PAYOR WITHIN 60 DAYS, THE PAYOR IS REQUIRED TO WITHHOLD UP TO 30 PERCENT OF ALL CASH PAYMENTS MADE TO ME THEREAFTER UNTIL I PROVIDE A NUMBER.

Signature                                         Date
          -------------------------------------        ---------------------

--------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP  WITHHOLDING
      OF UP TO 30 PERCENT OF ANY CASH PAYMENTS. IN ADDITION, FAILURE TO PROVIDE SUCH INFORMATION MAY RESULT IN A PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.